United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 4, 2020

Date of Report (Date of earliest event reported)

Rodgers Silicon Valley Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39753	85-3174357
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

535 Eastview Way Woodside, CA	94062
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650)722-1753

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one-half of one Redeemable Warrant	RSVAU	The Nasdaq Capital Market LLC
Common Stock, par value $0.0001 per share	RSVA	The Nasdaq Capital Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	RSVAW	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As previously disclosed on a Current Report on Form 8-K dated December 1, 2020, Rodgers Silicon Valley Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 23,000,000 units (the “Units”), each Unit consisting of one share of common stock of the Company, par value $0.0001 per share (the “Common Stock”) and one-half of one redeemable warrant of the Company (each, a “Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Common Stock for $11.50 per share (subject to adjustment). The Units were sold at a price of $10.00 per Unit, and the IPO generated gross proceeds of $230,000,000. The IPO closing included the full exercise of the underwriter’s over-allotment option.

Simultaneously with the closing of the IPO, the Company consummated a private placement (the “Private Placement”) of 6,000,000 warrants (the “Private Warrants”) at a price of $1.00 per Private Warrant, generating gross proceeds to the Company of $6,000,000.

As of December 4, 2020, a total of $230,000,000 of the net proceeds from the IPO and the Private Placement were deposited in a trust account established for the benefit of the Company’s public stockholders at JPMorgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company, LLC, acting as trustee.

An audited balance sheet as of December 4, 2020 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement is included with this report as Exhibit 99.1

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Balance Sheet dated December 4, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 10, 2020

RODGERS SILICON VALLEY ACQUISITION CORP.

By:	/s/ Thurman J. Rodgers
Name: Thurman J. Rodgers
Title: Chief Executive Officer